Exhibit 99.1

FORE HOLDINGS

LIQUIDATING TRUST AGREEMENT

THIS LIQUIDATING TRUST AGREEMENT (this “Trust Agreement”), is made and entered into as of the 29th day of September, 2005, by and between FORE Holdings L.L.C., an Illinois limited liability company (the “Company”), and Monica M. Burmeister, David L. Hunt, Maryann Laketek, Mark T. Mitter and Gerald I. Wilson (the “Trustees”), not in their individual capacities, but in their capacities as trustees of the FORE Holdings Liquidating Trust (the “Trust”) created pursuant to the terms of this Trust Agreement;

W I T N E S S E T H:

WHEREAS, the Executive Committee of the Company adopted a Plan of Dissolution (the “Plan”), attached hereto as Exhibit A pursuant to which the Executive Committee has determined that it is in the best interests of the Company and its Members (as hereinafter defined) for the Company to engage in the orderly liquidation of its assets;

WHEREAS, in furtherance of the Plan, the Company wishes to transfer all of its assets subject to all of its liabilities to the Trust for purposes of realizing the value attributable to such assets and distributing the proceeds therefrom to the beneficiaries of the Trust; and

WHEREAS, following the transfer of assets by the Company to the Trust, the Company shall dissolve pursuant to the Illinois Limited Liability Company Act by filing Articles of Dissolution with the Illinois Secretary of State;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE I

Transfer to Trust

1.1. Transfer to Trust. The Company transfers and assigns to the Trust, and the Trust hereby accepts, the Company’s entire right, title and interest in and to all of the Company’s assets, properties, rights and claims (the “Assets”) and all proceeds and income from investment and reinvestment in respect thereof (together with the Assets, the “Trust Property”).

1.2. Intention of Parties. It is the intention of the parties that the Trustees shall acquire title to the Assets so that the liquidation and dissolution of the Company shall proceed immediately. The Assets are transferred and assigned to the Trust, and the Trust shall hold and deal with the Assets, in trust for the sole benefit of the Beneficiaries (as hereinafter defined), on the terms and conditions herein set forth.

ARTICLE II

Beneficiaries

2.1. Members as Beneficiaries. The holders of limited liability company membership interests in the Company (the “Members”) shall be the initial beneficiaries (the “Beneficiaries”) in the Trust in proportion to their respective interests in the Company which are set forth on Exhibit B attached hereto. Effective as of the date hereof, all issued and outstanding limited liability company membership interests in the Company shall automatically be deemed cancelled.

2.2. Record of Beneficiaries. The Trust shall maintain at its place of business a record of the name of the Beneficiaries and their beneficial interests in the Trust.

2.3. Trust Certificates. The Trustees shall not issue certificates to evidence ownership of beneficial interests in the Trust.

2.4. Limitation on Transfer of Interests. The beneficial interests of the Beneficiaries in the Trust may not be transferred in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest), except by operation of law or upon death of a Beneficiary. The Trustee shall not take any action to facilitate or encourage trading in the beneficial interests in the Trust or in any instrument tied to the value of the beneficial interests.

2.5. Interests in Other Entities. The beneficial interests of the Beneficiaries in the Trust shall not represent any interest in any entity other than the Trust. The Trust will not own or have any right to any equity or ownership interest in any entity.

2.6. Voting Rights; Interest. The beneficial interests of the Beneficiaries in the Trust shall not have any voting or dividend rights. The Beneficiaries shall not be entitled to receive any interest with respect to the beneficial interests in the Trust.

ARTICLE III

Purpose, Limitations and Distribution to Beneficiaries

3.1. Purpose of Trust. This Trust is established for the sole purpose of conserving and protecting the funds transferred to it, realizing the value, if any, of the assets contributed to the Trust, satisfying contingent liabilities, satisfying indemnification obligations in connection with the sale of the real estate assets by the Company, holding such funds for the benefit of the Beneficiaries, temporarily investing such funds and collecting income therefrom, making liquidating distributions to the Beneficiaries and taking such other actions as may be necessary to conserve and protect the Trust Property and provide for the orderly liquidation thereof. To the extent the Trustees invest income and proceeds prior to distribution to the Beneficiaries or invest cash retained to meet the Trust’s expenses and liabilities, such investments will be made only in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (iii) other temporary investments not inconsistent with the Trust’s status as a liquidating trust for tax purposes. Under no circumstances shall the Trust or the Trustees hereunder have any power to engage in any trade or business, or in any other activity except as is necessary to the orderly liquidation of any and all of the Assets.

3.2. Operation of Trust. The Trustees shall receive and hold all the Assets and may from time to time (but no less frequently than annually) pay over to the Beneficiaries any cash which is received as the result of (a) any disposition of the Trust Property and (b) the collection of any income derived from investment or reinvestment of the Trust Property; provided, however, that no distribution shall be made to the Beneficiaries without first satisfying or adequately providing for (i) all known or contingent claims of creditors, and (ii) a reserve for the reasonable expenses incurred or to be incurred by the Trustees. In addition, the Trustees may, in their absolute discretion, distribute any of the Assets to the Beneficiaries in-kind. The Trustees shall take such action as they deem appropriate to enforce any rights to the Trust Property so that the Beneficiaries may receive the full benefit thereof. Notwithstanding any other provision hereunder, the Trustees shall distribute all Trust Property to the Beneficiaries upon the termination of the Trust pursuant to Section 8.1 below.

3.3. Distributions. Each distribution by the Trust to the Beneficiaries shall be made to the Beneficiaries, or their successors in interest authorized by Section 2.4, in proportion to such interests.

ARTICLE IV

Authority of Trustees

4.1. Authority of Trustees. Among the other powers stated or implied herein, in connection with the administration of this Trust, the Trustees in their fiduciary capacities may exercise the following powers, authority and discretion:

(a) to hold legal title to any and all rights of the Beneficiaries in or arising from the sale of any Trust Property, and to receive and collect any and all payments due in connection with any such sales;

(b) to receive, hold, maintain, grant, sell, exchange, convey, release, assign or otherwise transfer legal title to any Trust Property;

(c) to hold Trust Property in the name of a nominee or in any other way without disclosing the trust relationship;

(d) to enter into contracts and agreements with respect to the Trust Property and related matters;

(e) to execute and deliver, upon proper payment, partial and complete releases of any third party obligations transferred to the Trust;

(f) to protect and enforce the rights vested in the Trustees to the Trust Property by this Trust Agreement by any method deemed appropriate, including, without limitation, by judicial proceedings;

(g) to take any steps necessary to establish clear title to any Trust Property;

(h) to employ legal counsel, accountants, advisors, custodians and other agents in connection with the administration or termination of this Trust, to delegate to them any powers of the Trustees, and to pay out of the Trust Property to such legal counsel, accountants, advisors, custodians and other agents reasonable compensation for services rendered;

(i) to file any and all tax returns required in connection with the Trust created hereby and to pay any taxes properly payable by the Trust out of the Trust Property;

(j) to select a fiscal year for the Trust;

(k) to compromise, adjust, arbitrate, sue on or defend, abandon or otherwise deal with and settle claims in favor of or against this Trust as the Trustees shall deem best; and

(l) to take any and all other actions which are necessary or desirable for the orderly liquidation of the Assets and the distribution of the proceeds resulting therefrom to the Beneficiaries.

4.2. Payment of Expenses and Liabilities. The Trustees shall pay from the Trust Property all expenses, charges, and obligations of the Trust and of the Trust Property and all liabilities and obligations which the Trust has specifically assumed and agreed to pay.

ARTICLE V

The Trustees

5.1. Generally. The Trustees shall perform such duties as are specifically set forth in this Trust Agreement or as are incidental thereto or reasonably implied for the administration of this Trust. The Trustees shall act only by majority consent.

5.2. Liability of Trustees. No provision of this Trust Agreement shall be construed to relieve the Trustees from liability for their own grossly negligent actions, their own grossly negligent failure to act or their own fraud or willful misconduct, except that:

(a) the Trustees shall be liable only for the performance of such duties and obligations as are set forth in this Trust Agreement; and

(b) the Trustees shall not be liable for any error of judgment made in good faith, unless the Trustees were grossly negligent.

5.3. Reliance of Trustees. Except as otherwise provided in Section 5.2:

(a) the Trustees may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties;

(b) the Trustees may consult with legal counsel (including tax counsel) to be selected by them, and the Trustees shall not be liable for any action taken or omitted to be taken by them in accordance with the advice of such counsel; and

(c) persons dealing with the Trustees shall look only to the Trust Property to satisfy any liability incurred by the Trustees to such person in carrying out the terms of this Trust, and the Trustees shall have no personal obligation to satisfy any such liability.

5.4. Safekeeping of Trust Assets. All moneys and other assets received by the Trustees shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries, but need not be segregated from other trust assets, unless and to the extent required by law. The Trustees shall be under no liability for interest or producing income or any moneys received by them hereunder and held for distribution or payment to the Beneficiaries, except as such interest shall actually be received by the Trustees.

5.5. Expense Reimbursement and Compensation. The Trustees shall be entitled to reimburse themselves out of the Trust Property for all out-of-pocket expenses in the execution of the Trust and in the exercise and performance of any of their powers and duties.

5.6. Indemnification of Trustees. The Trustees shall be indemnified, and may reimburse themselves out of the Trust Property, from and against any and all loss, liability, expense or damage which the Trustees may sustain in good faith and without willful misconduct, gross negligence or fraud in the exercise and performance of any of the powers and duties of the Trustees under this Trust Agreement.

ARTICLE VI

Successor Trustees

6.1. Resignation. A Trustee may resign by giving not less than thirty (30) days’ prior written notice thereof to the remaining Trustees. Such resignation shall become effective on the day specified in such notice or upon the appointment of a successor and the acceptance by such successor of such appointment, whichever is earlier.

6.2. Appointment of Successor. In the event of any vacancy in the office of a Trustee, a successor Trustee shall be selected by the Trustees remaining in office.

6.3. Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file such acceptance with the trust records. Thereupon, such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as if originally named herein; provided, however, that a retiring Trustee shall, nevertheless, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee under the Trust all the estates, properties, rights, powers and trusts of such predecessor Trustee.

ARTICLE VII

Reports to Beneficiaries

7.1. Reports to Beneficiaries. (a) As soon as practicable after the end of each fiscal year of the Trust and upon termination of the Trust, the Trustees shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such fiscal year or upon such termination and the receipts and disbursements of the Trustees for such period, prepared in accordance with generally accepted accounting principles, (ii) any changes in the Trust Property not previously reported, (iii) statements of cash flow for such fiscal year and (iv) any action taken by the Trustees in the performance of their duties that they have not previously reported and which, in the opinion of the Trustees, materially affects the Trust Property (collectively, the “Reports”). (b) If a material event relating to the Trust’s assets has occurred the Trustees shall submit a written report to the Beneficiaries describing such event promptly following the occurrence thereof. The occurrence of a material event will be determined solely by the Trustees or as may be required by the rules and regulations promulgated by the Securities and Exchange Commission. (c) As soon as practicable after the close of each fiscal year, the Trustees shall supply the Beneficiaries a statement reflecting information which may be helpful in determining the amount of taxable income from the Trust that the Beneficiaries should include in their federal income tax returns.

ARTICLE VIII

Termination of Trust

8.1. Termination of Trust. This Trust Agreement and the existence of the Trust shall terminate upon the earlier to occur of (i) the distribution to the Beneficiaries of all of the Trust Property or (ii) the third anniversary of the date hereof. The life of the Trust may, however, be extended to more than three years if the Trustee is then currently engaged in the determination, defense or settlement of a claim by or against the Trust.

ARTICLE IX

Amendment

9.1. Method of Amendment. This Trust Agreement may only be amended with the approval of the Trustees and a majority-in-interest of the Beneficiaries; provided, that no such amendment shall cause the Trustees to engage in any activity other than that appropriate for liquidating trustees or prejudice the rights of creditors of the Company.

ARTICLE X

Tax Matters

10.1 Grantor Trust. The Trust created by this Agreement is intended as a trust governed and construed in all respects as a liquidating trust pursuant to Section 301.7701-4(d) of the United States Treasury Regulations and as a grantor trust in favor of the Beneficiaries pursuant to Section 1.671-4(a) thereof.

10.2 Payment or Withholding of Taxes and Filing of Tax Returns. The Trustees shall pay out of the Trust Property any and all income taxes imposed on the Trust, and shall file, or cause to be filed, any returns, statements or other disclosures relating to the Trust as required by any governmental authority. The Trustees may withhold from amounts otherwise distributable hereunder all amounts, determined in the Trustees’ reasonable discretion, to be required to be so withheld by any law, regulation, rule, ruling, directive or other governmental requirement.

ARTICLE XI

Miscellaneous Provisions

11.1. Intention of Parties to Establish Trust. This Trust Agreement is not intended to create, and shall not be interpreted as creating, an association, partnership or joint venture of any kind. It is intended as a trust to be governed and construed in all respects as a trust.

11.2. Laws as to Construction. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

11.3. Separability. In the event that any provision of this Trust Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

11.4. Notices. Any notice or other communication hereunder shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to the person for whom such notice is intended at his address last known to the person giving such notice.

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IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement as of the date first above written.

FORE HOLDINGS L.L.C.

/s/ David L. Hunt
By:	David L. Hunt
Its:	Chairman

/s/ Monica M. Burmeister
Monica M. Burmeister
Trustee

/s/ David L. Hunt
David L. Hunt
Trustee

/s/ Maryann Laketek
Maryann Laketek
Trustee

/s/ Mark T. Mitter
Mark T. Mitter
Trustee

/s/ Gerald I. Wilson
Gerald I. Wilson
Trustee